Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
Commitments and contingencies
22.	Commitments and contingencies

Capital commitment

As a limited partner of those equity method investees disclosed in Note 10, the Group is committed to make further capital injection into the limited partnership in accordance with the respective partnership deeds. Such capital investment commitment amounted to RMB278,012 as of both December 31, 2023 and 2024.

Lease commitment

The Group has entered into operating lease agreements for certain offices. Future minimum lease payments under non-cancellable operating leases with initial terms in excess of one year is included in Note 5.

As of December 31, 2024, the total future minimum lease payments under non-cancellable short-term leases, including the agreed property management fee, with respect to the office are payable as follows:

Lease Commitment
RMB
Within 1 year	341
1 to 2 years	30
Total	371